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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 30, 1998
                                                        -----------------

                          Century Communications Corp.
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             (Exact name of registrant as specified in its charter)

                                     0-16899
                            ------------------------
                            (Commission File Number)

             New Jersey                                 06-1158179
   ---------------------------------               ---------------------
     (State or other jurisdiction                     (I.R.S. Employer
   of incorporation or organization)               Identification Number)

          50 Locust Avenue
           New Canaan, CT                                 06840
   --------------------------------                ---------------------
        (Address of principal                           (Zip Code)
         executive offices)

Registrant's telephone number, including area code     (203) 972-2000
                                                       --------------

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          (Former name or former address, if changed since last report)





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Item 5.  Other Events

                  Reference is made to the Press Release of Centennial Cellular Corp., issued on November 30, 1998, which is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits

(c)      Exhibits

The following Exhibit is filed as part of this Current Report on Form 8-K.

99.1 - Press Release of Centennial Cellular Corp., dated November 30, 1998.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CENTURY COMMUNICATIONS CORP.

                                  By:    /s/ Scott N. Schneider
                                      -----------------------------------------
                                  Name:  Scott N. Schneider
                                  Title: Chief Financial Officer, Senior Vice
                                         President and Treasurer
                                         (Principal Accounting Officer)

Date: December 7, 1998





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                                  EXHIBIT INDEX

Exhibit No.                            Description
-----------                            -----------
  99.1                     Press Release of Centennial Cellular Corp., dated
                           November 30, 1998.





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